CONSENT OF
                                 FOLEY & LARDNER



     We hereby consent to the reference to our firm under the caption "Legal Matters" in the prospectus contained in Post-Effective Amendment No. 15 to the Form N-4 Registration Statement of Glenbrook Life Multi-Manager Variable Account (File No. 333-00999).



                                       /s/ Foley & Lardner
                                           FOLEY & LARDNER

Washington, D.C.
August 15, 2001